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                                                                    EXHIBIT 10.2



                                     AMENDED
                         EXECUTIVE EMPLOYMENT AGREEMENT


         THIS AMENDED EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 20th day of January, 2000, by and between Waterlink, Inc., a Delaware corporation (the "Company"), and T. Scott King ("Executive").


                              W I T N E S S E T H :

         WHEREAS, the Company and Executive entered into an Executive Employment Agreement, dated as of May 21, 1998 (the "Employment Agreement"); and

         WHEREAS, the Company and Executive desire to amend the Employment Agreement, as provided below;

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

         1. IMPROPER TERMINATION. Section 8(b)(ii) of the Employment Agreement shall be amended to add thereto the following sentence. "Anything to the contrary in this Agreement notwithstanding, for purposes of this Section 8(b) the Bonus Payment shall not be less than Executive's Base Salary then in effect. In the event the Bonus Payment is not otherwise determinable as of the Date of Termination, Executive may elect, upon notice to the Company, to fix the Bonus Payment for purposes of this Section 8(b) at an amount equal to Executive's Base Compensation then in effect."

         2. NO OTHER AMENDMENTS. Other than as expressly stated herein, the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                      WATERLINK, INC.

                                      By: /s/Robert Pinkas
                                          ----------------------------
                                          Name:  Robert Pinkas
                                          Title: Chairman of the Board


                                          /s/T. Scott King
                                          ----------------------------
                                          T. Scott King